                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.   )

                          Filed by the Registrant [X]
                Filed by a Party other than the Registrant [  ]

                          Check the appropriate box:
                        [X] Preliminary Proxy Statement
 [  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
                                   6(e)(2))
                        [  ] Definitive Proxy Statement
                     [  ] Definitive Additional Materials
              [  ] Soliciting Material Pursuant to (S)240.14a-12


                    STRONG CONSERVATIVE EQUITY FUNDS, INC.
                              (the "Corporation")

--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

* Set forth the amount on which the filing fee is calculated and state how it was determined.


[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:________________________________________________
     (2) Form, Schedule or Registration Statement No.:__________________________
     (3) Filing Party:__________________________________________________________
     (4) Date Filed:____________________________________

                        STRONG AMERICAN UTILITIES FUND

                             100 Heritage Reserve
                       Menomonee Falls, Wisconsin 53051



[October 11, 2001]

Dear Shareholder:

I am writing to inform you of the upcoming Special Meeting of shareholders of the Strong American Utilities Fund ("Fund") to be held at 100 Heritage Reserve, Menomonee Falls, WI 53051 on Friday, December 7, 2001 at 8:00 a.m., Central Time. The enclosed Notice of Special Meeting and Proxy Statement describes a number of important proposals affecting the Fund. The Proxy Statement describes all of the proposed changes to the Fund on which shareholders will vote. Please review and consider each of the proposals carefully.

The Fund's Board of Directors has reviewed and [unanimously] approved these proposals and believes them to be in the best interest of the Fund's shareholders. Accordingly, the Board [unanimously] recommends that you vote in favor of each proposal. Whether or not you plan to attend the Special Meeting, please sign and return the enclosed proxy card in the prepaid postage envelope provided or vote by toll-free telephone or through the Internet according to the enclosed Voting Instructions.

Please call our proxy solicitor, D.F. King & Co., at 1-800-848-3094, if you have any questions. Your vote is important to us, no matter how many shares you own.

Thank you for your support.

                                    Sincerely,



                                    Richard S. Strong
                                    Chairman

                             QUESTIONS AND ANSWERS

                          YOUR VOTE IS VERY IMPORTANT

Q. On what am I being asked to vote at the upcoming special shareholder meeting on December 7, 2001?

A. You are being asked to approve (1) revised fundamental investment policies for the Fund, (2) a revised advisory agreement between the Fund and Strong Capital Management, Inc. ("Strong"), and (3) a revised subadvisory agreement between W. H. Reaves & Co., Inc. ("Reaves") and Strong.

Q.   Has the Board of Directors approved these proposals?

A. The Fund's Board of Directors has [unanimously] approved each proposal and recommends that you vote in favor of it.

Q.   Why are the Fund's investment policies being revised?

A. The Fund's Board of Directors has approved changing the investment strategy for the Fund from a non-diversified utilities fund to a diversified large cap value fund. As part of the change in strategy, the Fund's name will be changed to the Strong Dividend Income Fund. Consistent with its new investment strategy, shareholders are being asked to approve changes in the Fund's current fundamental investment policies so that the Fund is no longer non-diversified and will no longer concentrate its investments in issuers in the utilities industry.

Q.   How will the revisions to the Fund's investment policies affect the Fund?

A. If shareholders approve the proposed changes in investment policies, the Fund will be more diversified across a variety of industries and individual issuers of securities. Therefore, the Fund may be less susceptible to (i) industry-specific risks, such as legislative or regulatory changes, adverse market conditions, and/or increased competition that have affected and may in the future affect the public utility industry and (ii) issuer specific risks, such as bankruptcy, limited product lines, and ineffective management. In addition, a broader investment mandate will allow the Fund to respond to more investment opportunities.

Q.   What is changing in the advisory agreement?

A. If approved by shareholders, the revised advisory agreement will have a higher management fee to account for the change in the Fund's investment strategy.

Q.   How will Fund expenses be affected by the revised advisory agreement?

A. The revised advisory agreement will increase total Fund expenses by a maximum of 0.20% based on the Fund's current level of assets. The increase in total Fund expenses may be lower than 0.20% if the fees paid by Strong to Reaves are reduced pursuant to the terms of the proposed subadvisory agreement.

Q.   What is changing in the subadvisory agreement?

A. If approved by shareholders, the revised subadvisory agreement will include a different management fee schedule for Reaves, whereby the actual fees paid to Reaves will be determined based on the performance of the Fund against a benchmark (the "Benchmark"). The Benchmark will be 90% of the performance of the Russell 1000 Value Index. In addition, the fee schedule is being revised to account for the change in the Fund's investment strategy.

Q.   How will Fund expenses be affected by the revised subadvisory agreement?

A. Strong, not the Fund, pays Reaves out of the advisory fees that it receives and therefore, the revised subadvisory agreement does not directly affect total Fund expenses.

Q.   I am a small investor. Why should I bother to vote?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with its meeting. If this happens, we will need to solicit votes again.

Q.   Who gets to vote?

A. Any person who owned shares of the Fund on the "record date," which was the close of business on Friday, September 28, 2001-even if you later sold your shares. You may cast one vote for each share you owned and a fractional vote for each fractional share you owned on the record date.

Q. What will happen if any one of the proposals is not approved by shareholders?

A. Each proposal is contingent upon the approval of the other proposals. Therefore, if any one proposal is not approved by shareholders, then none of the other proposals will be implemented and the Fund will continue to operate as a non-diversified fund under its current advisory and subadvisory agreements.

Q.   How can I vote?

A.   You can vote your shares in any one of four ways:
     .  Through the Internet.
     .  By toll-free telephone.
     .  By mail, using the enclosed proxy card.
     .  In person at the meeting.

     We encourage you to vote through the Internet or by telephone, using the number that appears on your proxy card. These voting methods will save a good deal of money. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q.   I plan to vote through the Internet.  How does Internet voting work?

A.   To vote through the Internet, please read the enclosed Voting Instructions.

Q.   I plan to vote by telephone. How does telephone voting work?

A.   To vote by telephone, please read the enclosed Voting Instructions.

Q.   I plan to vote by mail. How should I sign my proxy card?

A. If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

Q.   Who should I call if I have any questions about voting?

A.   You can call our proxy solicitor, D.F. King & Co., at 1-800-848-3094.

                        STRONG AMERICAN UTILITIES FUND

                             100 Heritage Reserve
                       Menomonee Falls, Wisconsin 53051
                           ________________________

                   Notice of Special Meeting of Shareholders
                        to be held on December 7, 2001

A Special Meeting of shareholders of the Strong American Utilities Fund ("Fund"), a series of Strong Conservative Equity Funds, Inc. ("Corporation"), will be held at the offices of Strong Capital Management, Inc. ("Strong"), 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, on December 7, 2001 at 8:00 a.m., Central Time ("Special Meeting"). At the Special Meeting, shareholders will be asked to consider and act upon the proposals set forth below and to transact such other business as may be properly brought before the Special
Meeting:

PROPOSAL 1:    To approve the adoption of revised fundamental investment
               policies for the Fund.

PROPOSAL 2:    To approve a revised advisory agreement between Strong Capital
               Management, Inc. and the Corporation on behalf of the Fund.

PROPOSAL 3:    To approve a revised subadvisory agreement between W. H. Reaves &
               Co., Inc. and Strong.

Only shareholders of record of the Fund at the close of business on Friday, September 28, 2001 are entitled to notice of, and to vote at, the Special Meeting or at any adjournments thereof.

                            YOUR VOTE IS IMPORTANT.
                    PLEASE PROMPTLY RETURN YOUR PROXY CARD
               OR VOTE BY TOLL-FREE TELEPHONE OR AT OUR WEB SITE
             IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS.


--------------------------------------------------------------------------------

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to vote by proxy. You can do this in one of three ways: by (1) completing, dating, signing, and promptly returning the enclosed proxy card using the enclosed prepaid postage envelope, (2) calling our toll-free telephone number, or (3) visiting our web site. Your prompt voting by proxy will help assure a quorum at the Special Meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Special Meeting and voting in person. A prior proxy can also be revoked by voting again through the web site or toll-free telephone number listed on the enclosed Voting Instructions.

--------------------------------------------------------------------------------

                                    By Order of the Board of Directors,


                                    Elizabeth N. Cohernour
                                    Vice President and Secretary


Menomonee Falls, Wisconsin
[October 11, 2001]

                        STRONG AMERICAN UTILITIES FUND


                             100 Heritage Reserve
                       Menomonee Falls, Wisconsin 53051
                          __________________________

                                PROXY STATEMENT
                          __________________________

                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                               DECEMBER 7, 2001

This Proxy Statement is furnished by the Board of Directors of Strong Conservative Equity Funds, Inc. ("Corporation") in connection with the solicitation of proxies for use at the Special Meeting of shareholders of the Strong American Utilities Fund ("Fund") on the Record Date (as defined below) to be held on Friday, December 7, 2001, at 8:00 a.m., Central Time, or at any adjournments thereof ("Special Meeting"), at the offices of Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051. It is expected that the Notice of Special Meeting, this Proxy Statement, and a Proxy Card will be mailed to shareholders on or about [October 11, 2001].

Summary

At the Special Meeting, shareholders will be asked to vote on a proposal to adopt revised fundamental policies for the Fund ("Proposal #1"), a proposal to approve a revised advisory agreement with Strong Capital Management, Inc. ("Strong") ("Proposal #2"), and a proposal to approve a revised subadvisory agreement with W. H. Reaves & Co., Inc. ("Reaves") ("Proposal #3" and collectively, the "Proposals").

Whether you expect to be personally present at the Special Meeting or not, we encourage you to vote by proxy. You can do this in one of three ways. You may complete, date, sign and return the accompanying proxy card using the enclosed prepaid postage envelope, you may vote by calling our toll-free telephone number, or you may vote by visiting our web site in accordance with the enclosed Voting Instructions. By voting by proxy, your shares will be voted as you instruct. If no choice is indicated on the proxy card, your shares will be voted FOR the Proposals, and in accordance with the best judgment of the persons named as proxies on such other matters that properly may come before the Special Meeting. Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Special Meeting and voting in person. A prior proxy can also be revoked by voting again through the web site or toll-free telephone number listed on the enclosed Voting Instructions. If not so revoked, the shares represented by the proxy will be voted at the Special Meeting and at any adjournments of the Special Meeting. Attendance by a shareholder at the Special Meeting does not in itself revoke a proxy.

Please note that each Proposal is contingent upon the approval of the other Proposals. Therefore, if any one Proposal is not approved by shareholders, then none of the other Proposals will be implemented and the Fund will continue to operate under its current name and current investment strategy.

Record Date and Shares Outstanding

The close of business on September 28, 2001 has been fixed as the record date ("Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. On September 28, 2001, the Fund had [insert amount] shares outstanding.

Quorum Required to Hold Meeting

A quorum for the Special Meeting occurs if a majority of the outstanding shares of common stock of the Fund entitled to vote at the Special Meeting are present in person or by proxy. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining the quorum. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of votes. Any such adjournment will require the affirmative vote of a majority of those shares voting on the adjournment.

Method and Cost of Proxy Solicitations

The expenses of the Special Meeting will be borne by Strong. The solicitation of proxies will be largely by mail, but may include telephone, facsimile, telegraph, Internet, or oral communication by certain officers and employees of Strong, who will not be paid for these services, and/or by D.F. King & Co., a professional proxy solicitor retained by the Fund for an estimated fee of $3,000, plus out-of-pocket expenses. Strong may also reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Fund.

Upon request, the Fund will furnish to its shareholders, without charge, a copy of its most recent Annual and Semi-Annual Reports. The Annual and Semi-Annual Reports of the Fund may be obtained by written request to the Fund at P.O. Box 2936, Milwaukee, Wisconsin 53201-2936 or by calling 1-800-368-3863.

The Fund is registered as a series of an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and its shares are registered under the Securities Act of 1933, as amended.

PROPOSAL 1:  TO APPROVE THE ADOPTION OF REVISED FUNDAMENTAL INVESTMENT POLICIES
             FOR THE FUND

Background

At a meeting held on [September 13, 2001], the Fund's Board of Directors approved a proposal to change the name and investment strategy for the Fund. However, the Fund's investment objective -- seeking total return by investing for income and capital growth -- as well as the Fund's portfolio managers will remain unchanged. The Fund's new name will be the Strong Dividend Income Fund. Under its new investment strategy, the Fund will invest primarily in large capitalization, dividend-paying, common stocks. The Fund's portfolio managers will select companies that they believe will grow over time and support a growing dividend payment, as well as stocks that do not pay dividends currently, but offer prospects for capital growth and future dividend payments. The managers will specifically look for companies with good future prospects and whose current stock prices are undervalued relative to the general market, the industry average, or the company's historical valuation based on earnings, cash flow, book value, or dividends.

Under the 1940 Act, the change in the name of the Fund as well as the change in the Fund's investment strategy do not require shareholder approval. Consistent with these changes, the Board of Directors also approved a proposal to revise two of the Fund's fundamental investment policies. First, the Board of Directors approved a change to adopt a fundamental policy concerning diversification so that the Fund will no longer be non-diversified, but will instead be a diversified fund. Second, the Board of Directors approved the elimination of the Fund's policy to concentrate at least 25% of its total assets in the securities of issuers in the public utility industry, thereby allowing the Fund to invest more broadly, without having to concentrate its investments in a single industry. By revising these policies, the Fund will be more diversified across a variety of industries and individual issuers of securities. Therefore, the Fund may be less susceptible to (i) industry-specific risks, such as legislative or regulatory changes, adverse market conditions, and/or increased competition that have affected and may in the future affect the public utility industry and (ii) issuer specific risks, such as bankruptcy, limited product lines, and ineffective management. In addition, a broader investment mandate will allow the Fund to respond to more investment opportunities.

As described in the Fund's Statement of Additional Information, shareholders must approve any changes to the Fund's fundamental investment policies. Accordingly, the Fund's Board of Directors has approved the proposed changes to the Fund's fundamental investment policies and [unanimously] recommends that shareholders approve the revised fundamental investment policies for the Fund.

If the revised fundamental investment policies are approved by shareholders, Strong and Reaves plan to reposition the Fund as a diversified fund and reduce the Fund's concentration in issuers in the public utility industry over a period of approximately sixty (60) days. The transition period will allow shareholders who wish to continue to be invested in a non-diversified fund to reallocate their investments to other funds. Additionally, Strong and Reaves will attempt to transition the Fund to its new investment strategy in a manner that minimizes the tax impact to shareholders by taking advantage of any accrued tax losses to offset any taxable gains resulting from the sale of securities during the transition period. Although Strong and Reaves currently believe that there will be no substantial additional tax impact resulting from this transition, there can be no guarantee regarding the potential tax impact to shareholders.

Proposal 1A:  To adopt a fundamental policy concerning diversification.

The Fund is currently a "non-diversified" fund under the 1940 Act. This means that the Fund may take larger positions in individual stocks than a diversified fund. Specifically, the Fund can invest more than 5% of its assets in the securities of a single issuer or hold more than 10% of the outstanding voting securities of a single issuer. Consistent with the change in investment strategy described above, shareholders are being asked to adopt a fundamental policy whereby the Fund may not take large positions in a small number of individual
                     ---
stocks, thereby increasing the diversification of the Fund's investments.

Under the proposed fundamental policy, the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in a single issuer or purchase more than 10% of the voting securities of any one issuer. This restriction does not apply to securities issued by the U.S. government or its agencies or instrumentalities.

The text of the proposed fundamental investment policy is provided below.

Proposed Text:
-------------

The Fund:

     May not, with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (1) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Proposal 1B:  To revise the fundamental policy concerning concentration.

The Fund is currently permitted to concentrate, by investing more than 25% of its assets, in the public utility industry. Consistent with the change in investment strategy described above, shareholders are being asked to approve a revised policy whereby the Fund may not invest more than 25% of its assets in
                                    ---
issuers in the same industry. By revising the concentration policy, the Fund will have to broaden its investments across a variety of industries and cannot focus on just one industry. As described above, the Fund will invest primarily in dividend-paying, common stocks. The Fund's portfolio managers will select companies that they expect will grow over time and support a growing dividend payment, as well as some stocks that do not pay dividends currently, but offer prospects for capital growth and future dividend payments. By revising this policy, the Fund may be less susceptible to industry-specific risks, such as legislative or regulatory changes, adverse market conditions, and/or increased competition that have affected and may in the future affect the public utility industry. In addition, a broader investment mandate will allow the Fund to respond to more investment opportunities.

The current and proposed text of this fundamental investment policy is provided below.

Current Text:
------------

The Fund:

     May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry. This fundamental policy applies to the American Utilities Fund, except that, under normal market conditions, the Fund will invest more than 25% of its total assets in the securities of issuers in the public utility industry.

Proposed Text:
-------------

The Fund:

     May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

Required Vote

Approval of each sub-proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the approval of the revised fundamental investment policies for the Fund. Shareholders may vote "FOR" or "AGAINST" the approval of each sub-proposal, or may "ABSTAIN" from voting on each sub-proposal. If you return your signed proxy card and give no voting instructions, your shares will be voted "FOR" the approval of each sub-proposal.

Please note that approval of Proposals 1A and 1B are contingent upon the approval of Proposals 2 and 3. Therefore, if Proposals 2 and 3 are not approved by shareholders, then Proposals 1A and 1B will not be implemented regardless of whether they have been approved by shareholders.

             THE BOARD OF DIRECTORS [UNANIMOUSLY] RECOMMENDS THAT
         SHAREHOLDERS VOTE "FOR" THE APPROVAL OF BOTH OF THE REVISED
                            ---
                       FUNDAMENTAL INVESTMENT POLICIES.

PROPOSAL 2:  TO APPROVE A REVISED ADVISORY AGREEMENT BETWEEN STRONG CAPITAL
             MANAGEMENT, INC. AND THE CORPORATION ON BEHALF OF THE FUND

Background

At the Special Meeting, shareholders of the Fund will be asked to vote regarding the approval of a revised advisory agreement with Strong. Strong serves as the Fund's investment advisor and, as such, manages the investment and reinvestment of the Fund's assets. Under a separate administration agreement, Strong is also responsible for providing administrative services to the Fund.

The current and proposed advisory agreements do not differ with respect to Strong's responsibilities and duties as the Fund's investment advisor. The primary difference between the current and proposed agreements relates to the level of management fees.

Under the current and proposed advisory agreements, the management fee is calculated using breakpoints, which provide for lower management fees on Fund net assets above specified asset levels. In addition, the management fee is accrued and payable daily to Strong, although Strong reserves the right to receive payment of the management fee on a less frequent basis at its discretion.

The table below shows the amount of the management fees that Strong is entitled to receive from the Fund at certain asset levels under the current advisory agreement compared to the proposed advisory agreement (based on a percent of average daily net assets):

Assets                                  Current Management Fee       Proposed Management Fee
-------------------------------------------------------------------------------------------------
For assets under $4 billion                     0.50%                          0.70%
-------------------------------------------------------------------------------------------------
For the next $2 billion in assets              0.475%                         0.675%
-------------------------------------------------------------------------------------------------
For assets of $6 billion and above              0.45%                          0.65%
-------------------------------------------------------------------------------------------------

The proposed management fee in the table above represents the maximum management fee that would be charged to the Fund by Strong. The management fee will be lower than the figures above if the amount paid by Strong to Reaves, the Fund's subadvisor, is reduced in accordance with the terms of the proposed Subadvisory Agreement (see Proposal # 3).

Strong is proposing the increase in the management fee due to the broadening of the Fund's investment strategy from a non-diversified utilities fund to a diversified large cap value fund. The higher management fee is more comparable to the fees charged by other large cap value funds and will help to defray the larger expenses associated with operating a fund that does not focus primarily on one industry.

General Information About Strong

Strong is the investment advisor for the Fund. Strong is controlled by Richard
S. Strong because of his stock ownership in Strong. Mr. Strong is a Director and Chairman of the Board of the Strong Family of Funds and Chairman, Chief Investment Officer, and a Director of Strong. Strong is registered as an investment adviser under the Investment Advisers Act of 1940. Strong is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of [July 31, 2001, of over $45 billion]. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong provides investment advisory services for multiple clients who may have similar or different investment objectives and investment policies (e.g., some accounts may have an active trading strategy while others follow a "buy and hold" strategy). In managing these accounts, Strong seeks to maximize each account's return, consistent with the account's investment objectives and investment strategies. While Strong's policies are designed to ensure that over time similarly situated clients receive similar treatment, to the maximum extent possible, because of the range of Strong's clients, Strong may give advice and take action with respect to one account that may differ from the advice given, or the timing or nature of action taken, with respect to another account.

Strong currently provides investment advisory services to the following investment companies having an investment objective similar to the investment objective of the Fund:

------------------------------------------------------------------------------------------
                                       Assets Under Management as of
Name of Other Investment Company        June 30, 2001 (in millions)      Management Fee
------------------------------------------------------------------------------------------
Strong Balanced Stock Fund                       $    5.4                   0.75%(1)
------------------------------------------------------------------------------------------
Strong Blue Chip Fund                            $  407.6                   0.50%
------------------------------------------------------------------------------------------
Strong Energy Fund                               $   19.9                   0.75%(1)
------------------------------------------------------------------------------------------
Strong Growth and Income Fund                    $1,016.9                   0.55%
------------------------------------------------------------------------------------------
Strong Multi Cap Value Fund                      $  372.8                   0.75%
------------------------------------------------------------------------------------------

(1) Represents management fee for assets under $4 billion. The management fee declines by 0.025% for the next $2 billion in assets and another 0.025% for assets of $6 billion and above.

Details About the Current Advisory Agreement

Strong has served as the Fund's investment advisor since July 1, 1993. The current agreement was approved by the Fund's shareholders on July 20, 2001, with an effective date of July 23, 2001.

The Fund's Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act), most recently approved the Fund's current advisory agreement on May 4, 2001. The current advisory agreement will continue in effect until July 22, 2003 unless and until terminated by either party as provided in the agreement (the agreement may be terminated by the Board, or, with respect to the Fund, by a vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice). The agreement will continue in force from year to year after July 22, 2003, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act. Under the 1940 Act, the continuance of advisory agreements must be approved annually by a majority of the Board members, including a majority of directors who are not "interested persons." The current advisory agreement will continue only if the proposed advisory agreement (described below) is not approved by shareholders.

Details and Duration of the Proposed Advisory Agreement

Under the proposed advisory agreement, the Fund will continue to pay Strong a fee based on the value of the Fund's net assets, which decreases on Fund assets above certain levels. If approved by shareholders, the proposed advisory agreement will commence on December 8, 2001 and continue in effect until December 7, 2003, unless and until terminated by either party as provided in the agreement. The agreement may be terminated by the Board, or, with respect to the Fund, by a vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. The agreement will continue in force from year to year after December 7, 2003, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

Comparison of the Current and Proposed Advisory Agreements

Investment Advisory Responsibilities. The proposed and current advisory agreements are the same with respect to Strong's responsibilities and duties as the Fund's investment advisor. Under both agreements, Strong is responsible for managing the investment and reinvestment of the Fund's assets.

Investment Management Fees. The primary difference between the agreements relates to the level of the management fee as stated above. Under the proposed advisory agreement, the maximum management fee is higher by 0.20%. However, the increase in management fee will be lower than 0.20% if the amount paid by Strong to Reaves is reduced in accordance with the terms of the proposed Subadvisory Agreement (see Proposal # 3). The management fee will continue to be calculated using breakpoints for the Fund, which provide for lower fees on Fund net assets above specified asset levels (see table earlier in this section concerning breakpoints under the current and proposed management fee schedules).

Also, as mentioned above, under both the current and proposed advisory agreements, the management fee would be payable to Strong on a daily basis, although Strong reserves the right to receive payment of the management fee on a less frequent basis at its discretion.

Comparative Fee and Cost Information. As mentioned above, shareholders of the Fund approved the current advisory agreement at a meeting held on July 20, 2001. As a result of the approval of the advisory agreement, the Fund's annual administration fee payable to Strong increased by 0.05%. The operating expense table below is intended to help you compare the Fund's fees for the fiscal year 2000, assuming the fees approved at the July 20, 2001 shareholder meeting had been in effect during that time period, with those that would have been paid had the proposed advisory agreement been in effect during the same period (pro forma). Fees and expenses are paid from Fund assets, and are shown as a percentage of average net assets. Please keep in mind that, as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different than those shown below.

Following the operating expense table is a hypothetical cost example intended to help you compare the current cost of investing in the Fund over the twelve month period ending October 31, 2000 with the cost had the proposed advisory agreement been in effect during the same period (pro forma). The example assumes you invest $10,000 in the Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that Fund operating expenses remain the same as those shown. Actual returns and costs may be higher or lower.

Strong American Utilities Fund - Investor Class

                                         Annual Fund Operating Expenses
                                         ------------------------------

                                          Current            Pro Forma
                                          -------            ---------
Management Fees                             0.50%              0.70%
Other Expenses                              0.57%              0.57%
Total Operating Expenses                    1.07%              1.27%

For the fiscal year ended 10/31/00, the Strong American Utilities Fund paid $1,282,430 in management fees under the current advisory agreement, and, on a pro forma basis under the proposed advisory agreement, would have paid $1,795,402, a change of 40.0% in the Fund's management fee.

                    Example
                    -------
                                          Current     Pro Forma
                                          -------     ---------
                    1 Year                $  109       $  129
                    3 Years               $  340       $  406
                    5 Years               $  590       $  697
                    10 Years              $1,306       $1,534

Limitations of Liability

The proposed advisory agreement has the same provisions regarding the circumstances under which Strong may be liable to the Fund as the Fund's current investment advisory agreement. Under both agreements (current and proposed), Strong is not liable to the Corporation, Fund, or shareholders for acts or omissions in connection with its services rendered under the agreement, or any loss arising out of the purchase, holding, or sale of any security, except for liability resulting from Strong's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under the agreement, and except to the extent specified in Section 36(b) of the 1940 Act regarding a loss resulting from the breach of fiduciary duty with respect to receipt of compensation for services.

Board Approval and Considerations

At a meeting of the Board of Directors of the Fund held on [September 13, 2001], the Directors voted to recommend that shareholders of the Fund approve the proposed investment advisory agreement. After due consideration, the Board of Directors, including all directors who are not "interested persons" (as defined in the 1940 Act) ("Independent Directors"), [unanimously] approved the proposed advisory agreement, subject to shareholder approval. At the meeting, the Board concluded that the terms of the proposed agreement are fair and reasonable, and in the best interest of shareholders. In recommending that shareholders approve the proposed advisory agreement, the Board considered all factors that it deemed relevant, including:

     (i) The management fees and other expenses that would be paid by the Fund under the proposed advisory agreement as compared to those of similar funds (after the change in investment strategy mentioned under Proposal #1) managed by other investment advisors;

     (ii) The impact of the proposed change in management fee rates on the Fund's total expense ratio;

     (iii) The historical investment performance of the Fund, as well as performance information regarding other funds within the current marketplace not advised or managed by Strong, but having similar investment focus and asset types;

     (iv) Its favorable experience with the nature and quality of investment advisory services provided by Strong to the Fund on an on-going basis;

     (v) Current and projected profitability, including the financial viability of Strong, and related other benefits to Strong in providing investment advisory services to the Fund, both under the current and proposed management fee schedules; and

     (vi) Possible economies of scale in managing the Fund, including in this regard the management fee breakpoints for the Fund.

A copy of the form of proposed advisory agreement is found in Annex A.
                                                              -------

Required Vote

Approval of this Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the approval of the proposed advisory agreement. Shareholders may vote "FOR" or "AGAINST" the approval of the agreement, or may "ABSTAIN" from voting on this Proposal. If you return your signed proxy card and give no voting instructions, your shares will be voted "FOR" the approval of the proposed advisory agreement.

Please note that approval of Proposal 2 is contingent upon the approval of Proposals 1A, 1B, and 3. Therefore, if Proposals 1A, 1B, or 3 are not approved by shareholders, then Proposal 2 will not be implemented regardless of whether it has been approved by shareholders.

             THE BOARD OF DIRECTORS [UNANIMOUSLY] RECOMMENDS THAT
              SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE REVISED
                                 ---
                              ADVISORY AGREEMENT.

PROPOSAL 3:  TO APPROVE A REVISED SUBADVISORY AGREEMENT BETWEEN W. H. REAVES &
             CO., INC. AND STRONG

Background

W. H. Reaves & Co., Inc. ("Reaves") serves as the subadvisor to the Fund pursuant to a subadvisory agreement with Strong dated June 25, 1993, as amended and restated on February 28, 2000 (the "Subadvisory Agreement"). The Board of Directors has approved, and [unanimously] recommends that shareholders of the Fund approve and ratify the proposed Subadvisory Agreement between Strong and Reaves. A copy of the form of proposed Subadvisory Agreement is found in Annex
                                                                         -----
B.
-

Reaves began conducting business in 1961. Since 1977, its principal business has been providing continuous investment supervision to institutional investors such as corporations, corporate pension plans, employee savings plans, foundations, and endowments. Reaves is a Delaware corporation. As of June 30, 2001, Reaves had over $1 billion under management. Reaves' address is 10 Exchange Place, Jersey City, NJ 07302.

Approval of Subadvisory Agreement

At a meeting of the Board of Directors of the Fund held on [September 13, 2001], the Directors, including all of the Independent Directors, considered (i) Reaves' cost in providing such services and (ii) the investment performance, expense ratios, and management fees for comparable investment companies. The Directors received all information they deemed necessary to their evaluation of the terms and conditions of the proposed Subadvisory Agreement. Based upon the Directors' review and evaluations of these materials and their consideration of all factors deemed relevant, the Directors determined that the proposed Subadvisory Agreement is reasonable, fair, and in the best interests of the Fund and its shareholders. Accordingly, the Directors, including all of the Independent Directors, approved the proposed Subadvisory Agreement and its submission to the Fund's shareholders for approval and ratification.

The Subadvisory Agreement is required to be approved annually by the Fund's Directors or by a vote of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act). In either case, such annual renewal must be approved by the vote of a majority of the Fund's Directors, including a majority of directors who are not "interested persons" (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval. On May 4, 2001, the Directors of the Fund, including all directors who are not "interested persons," voted unanimously to extend the current Subadvisory Agreement for the Fund for an additional period of one year, commencing May 4, 2001. The Subadvisory Agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to Reaves. The Subadvisory Agreement may also be terminated by Strong for breach upon 20 days' written notice and immediately in the event that Reaves becomes unable to discharge its duties and obligations. The Subadvisory Agreement may be terminated by Reaves upon 180 days' written notice for any reason. The Subadvisory Agreement will terminate automatically in the event of assignment by either party.

If the proposed Subadvisory Agreement is not approved and ratified by the Fund's shareholders, the current Subadvisory Agreement may be terminated with 60 days' written notice. In the event that the current Subadvisory Agreement is terminated, the Board of Directors will have to consider other alternative arrangements for the management of the Fund including having Strong manage the Fund directly.

Under the terms of both the current and proposed Subadvisory Agreements, Reaves furnishes investment advisory and portfolio management services to the Fund, subject to supervision by Strong and the Board of Directors. Reaves is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investment thereto, subject to the investment policies and restrictions of the Fund, and the negotiation of brokerage commissions.

Comparison of Fees Under the Current and Proposed Subadvisory Agreement

Current Subadvisory Agreement. Under the current Subadvisory Agreement, subadvisory fees are paid by Strong, not the Fund, to Reaves based on a percentage of the Fund's average daily net asset value, which differs based on the total level of the Fund's net assets (i.e., breakpoints). The fees under the current Subadvisory Agreement are computed and paid monthly according to the following schedule based on the Fund's average daily net asset value:

----------------------------------------------------------------------------------------
                                                                        Current Annual
Asset Level                                                             Management Fee
----------------------------------------------------------------------------------------
First $200 million                                                          0.50%
----------------------------------------------------------------------------------------
On the next $800 million between $200 million and $1.0 billion              0.30%
----------------------------------------------------------------------------------------
On the next $500 million between $1.0 billion and $1.5 billion             0.375%
----------------------------------------------------------------------------------------
On assets over $1.5 billion                                                 0.30%
----------------------------------------------------------------------------------------

Strong and Reaves share, in proportion to the fees they receive under their respective Fund advisory or subadvisory agreement, in the amount of payments Strong is obligated to make to third party intermediaries who provide various administrative services for Fund shareholders who invest through them.

Proposed Subadvisory Agreement. Under the proposed Subadvisory Agreement, subadvisory fees are also paid by Strong, not the Fund, to Reaves based on a percentage of the Fund's average daily net asset value, which differs based on the total level of the Fund's net assets (i.e., breakpoints). The fees under the proposed Subadvisory Agreement are computed and paid monthly according to the following schedule (the "Schedule") based on the Fund's average daily net asset value:

----------------------------------------------------------------------------------------
                                                                       Proposed Annual
Asset Level                                                             Management Fee
----------------------------------------------------------------------------------------
First $200 million                                                         0.585%
----------------------------------------------------------------------------------------
On the next $100 million between $200 million and $300 million              0.36%
----------------------------------------------------------------------------------------
On the next $300 million between $300 million and $600 million              0.27%
----------------------------------------------------------------------------------------
On the next $200 million between $600 million and $800 million             0.225%
----------------------------------------------------------------------------------------
On the next $200 million between $800 million and $1.0 billion              0.18%
----------------------------------------------------------------------------------------
On the next $500 million between $1.0 billion and $1.5 billion              0.16%
----------------------------------------------------------------------------------------
On the next $500 million between $1.5 billion and $2.0 billion             0.135%
----------------------------------------------------------------------------------------
On the next $500 million between $2.0 billion and $2.5 billion             0.115%
----------------------------------------------------------------------------------------
On assets over $2.5 billion                                                 0.09%
----------------------------------------------------------------------------------------

The fees in the above table will be subject to adjustment upward or downward depending on the Fund's performance measured against a benchmark (the "Benchmark"). The Benchmark will be 90% of the performance of the Russell 1000 Value Index. Specifically, Reaves will be paid a fee that is 11% higher (rounded to the nearest two decimal places) than the fees stated in the

Schedule if the Fund's performance during a rolling twelve month period, determined at the end of each month, is equal to or greater than the performance of the Benchmark. However, if the Fund's performance is less than the performance of the Benchmark for the same calculation period, then Reaves will be paid a fee that is 11% less (rounded to the nearest two decimal places) than the fees stated in the Schedule.

During the first year of the proposed Subadvisory Agreement, there will be less than twelve months performance for the Fund under its new investment strategy. Therefore, during the first year of the Subadvisory Agreement, Strong will pay Reaves as follows:

          1. For each of the first three months, Strong will pay Reaves 11% less (rounded to the nearest two decimal places) than the fees in the Schedule. At the end of the first three months, if the Fund's performance for that entire three month period is equal to or greater than the performance of the Benchmark for that three month period, then Strong will make an additional payment to Reaves so that Reaves would have received 11% more (rounded to the nearest two decimal places) than the fees in the Schedule for that time period.

          2. At the end of the fourth month, the Fund's performance for the cumulative four month period will be compared to the Benchmark's performance for that same time period. If the Fund's performance is equal to or greater than the Benchmark's performance, then Reaves will be paid 11% more (rounded to the nearest two decimal places) than the fees in the Schedule and if the Fund's performance is less than the Benchmark's performance, then Reaves will be paid 11% less (rounded to the nearest two decimal places) than the fees in the Schedule. Reaves will be paid in this manner through the first eleven months by comparing the cumulative performance of the Fund against the cumulative performance of the Benchmark through the end of each calculation month.

After the first twelve months of operation under the proposed Subadvisory Agreement, Strong will pay Reaves a fee at the end of each month as follows:

          1. The twelve month performance of the Fund at the end of a given month will be compared against the twelve month performance of the Benchmark for that same time period.

          2. If the performance of the Fund is equal to or greater than the performance of the Benchmark for that twelve month period, Strong will pay Reaves a fee that is 11% more (rounded to the nearest two decimal places) than the fees in the Schedule.

          3. If the performance of the Fund is less than the performance of the benchmark for that twelve month period, Strong will pay Reaves a fee that is 11% less (rounded to the nearest two decimal places) than the fees in the Schedule.

The following table compares the fees payable to Reaves under the current Subadvisory Agreement to the fees that would be payable to Reaves under the proposed Subadvisory Agreement when the Fund's performance is equal to or greater than the Benchmark's performance and when the Fund's performance is less than the Benchmark's performance.

                                                                            Proposed
                                                                            --------                  Proposed
                                                                             Annual                   --------
                                                                         Mamagement Fee                Annual
                                                                           if Fund's               Management Fee
                                                     Current             Performance is              if Fund's
                                                     -------          Equal to or Greater       Performance is Less
                                                      Annual                Than the                  Than the
                                                  Management Fee          Benchmark's               Benchmark's
Asset Level                                       Paid to Reaves          Performance               Performance
---------------------------------------------------------------------------------------------------------------------
First $200 million                                   0.50%                   0.65%                      0.52%
---------------------------------------------------------------------------------------------------------------------
On the next $100 million between $200                0.30%                   0.40%                      0.32%
million and $300 million
---------------------------------------------------------------------------------------------------------------------
On the next $300 million between $300                0.30%                   0.30%                      0.24%
million and $600 million
---------------------------------------------------------------------------------------------------------------------
On the next $200 million between $600                0.30%                   0.25%                      0.20%
million and $800 million
---------------------------------------------------------------------------------------------------------------------
On the next $200 million between $800                0.30%                   0.20%                      0.16%
million and $1.0 billion
---------------------------------------------------------------------------------------------------------------------
On the next $500 million between $1.0                0.375%                  0.18%                      0.14%
billion and $1.5 billion
---------------------------------------------------------------------------------------------------------------------
On the next $500 million between $1.5                0.30%                   0.15%                      0.12%
billion and $2.0 billion
---------------------------------------------------------------------------------------------------------------------
On the next $500 million between $2.0                0.30%                   0.13%                      0.10%
billion and $2.5 billion
---------------------------------------------------------------------------------------------------------------------
On assets over $2.5 billion                          0.30%                   0.10%                      0.08%
---------------------------------------------------------------------------------------------------------------------

Throughout the duration of the Subadvisory Agreement, Strong will reduce the management fee that it earns under its advisory agreement with the Fund by an amount equal to the difference between the high and low fees that would be paid to Reaves in the preceding table during months that the Fund's performance for the performance period is less than the Benchmark's performance for the same time period. By utilizing this methodology, Strong will ensure that the Fund will also pay a lower management fee to Strong when Reaves' performance in managing the Fund is less than the performance of the Benchmark.

Required Vote

Approval of this proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the approval of the proposed Subadvisory Agreement. Shareholders may vote "FOR" or "AGAINST" the approval of the agreement, or may "ABSTAIN" from voting on this proposal. If you return your signed proxy card and give no voting instructions, your shares will be voted "FOR" the approval of the proposed Subadvisory Agreement.

Please note that approval of Proposal 3 is contingent upon the approval of Proposals 1A, 1B, and 2. Therefore, if Proposals 1A, 1B, or 2 are not approved by shareholders, then Proposal 3 will not be implemented regardless of whether it has been approved by shareholders.

             THE BOARD OF DIRECTORS [UNANIMOUSLY] RECOMMENDS THAT
             SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE REVISED
                                ---
                            SUBADVISORY AGREEMENT.


                                 OTHER MATTERS

The Board of Directors knows of no other matters that may come before the Special Meeting, other than the Proposals as described above. If any other matters properly come before the Special Meeting, it is the intention of the persons acting pursuant to the enclosed Proxy Card to vote the shares represented by such proxies in accordance with their best judgment with respect to such matters.


                            ADDITIONAL INFORMATION


Investment Advisor

Strong Capital Management, Inc. ("Strong"), 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051 acts as the Fund's Investment Advisor. Richard S. Strong controls Strong due to his stock ownership of Strong, which he holds both individually and through family trusts. Mr. Strong is the Chairman, Chief Investment Officer, and a Director of Strong; Richard T. Weiss is a Director and Vice Chairman of Strong; David A. Braaten, Anthony J. D'Amato, Bradley C. Tank, and Thomas M. Zoeller serve in the Office of the Chief Executive and are Executive Vice Presidents; Mr. Zoeller is also Chief Financial Officer of Strong; Elizabeth N. Cohernour is an Executive Vice President of Strong and Strong's General Counsel, Secretary, and Chief Compliance Officer; Susan A. Hollister, Robert G. Uecker, Jr., and Constance R. Wick are each an Assistant Executive Vice President, Associate Counsel, and Assistant Secretary of Strong; Joseph J. Rhiel is Chief Information Officer of Strong; Dennis A. Wallestad is an Assistant Executive Vice President; and John W. Widmer is the Treasurer of Strong. The mailing address of all of the above persons is P.O. Box 2936, Milwaukee, Wisconsin 53201.

Investment Subadvisor

W. H. Reaves & Co., Inc., 10 Exchange Place, Jersey City, New Jersey 07302, acts as the Fund's subadvisor. William H. Reaves controls Reaves due to his stock ownership of Reaves. Mr. Reaves is President and a Director of Reaves. William
A. Ferer and Mark D. Luftig are Executive Vice Presidents and Directors of Reaves. Thomas R. Williams is Senior Vice President and Director of Reaves. Thomas M. Grimes, Joseph B. Rhame Jr., Ronald J. Sorenson, Kathleen Vuchetich, Lloyd R. Karp, Louis H. Paternoster, Louis F. Cimino, Shawn M. Brennan, John P. Bartlett, Rowland O. Wilhelm Jr., and Everett L. Morris are each a Vice President and Director of Reaves. The mailing address of all of the above persons is 10 Exchange Place, Jersey City, New Jersey 07302.

Administrator

Strong also serves as the Fund's administrator pursuant to a separate administration agreement. For the fiscal year ended October 31, 2000, the Fund paid an aggregate fee of $790,248 to Strong for services rendered as the Fund's administrator and transfer agent.

Distributor and Principal Underwriter

Strong Investments, Inc. ("Distributor"), located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, serves as the Fund's distributor. The Distributor is affiliated with Strong and is controlled by Strong and Mr. Strong.

Affiliated Brokers

The Board of Directors has authorized Reaves, the subadvisor for the Fund, and a member of the New York Stock Exchange, to act as an affiliated broker to the Fund subject to procedures set forth in Rule 17e-1 under the 1940 Act. As such, in order for Reaves to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by Reaves must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow Reaves to receive no more than the remuneration, which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. For the fiscal year ended October 31, 2000, the Fund paid Reaves $674,814 in commissions, which represented 100% of the Fund's aggregate brokerage commissions. In 2000, the Fund changed its fiscal year end to December 31. For the two-month fiscal period ended December 31, 2000, the Fund paid Reaves $77,334 in commissions, which represented 100% of the Fund's aggregate brokerage commissions.

Independent Public Accountants

PricewaterhouseCoopers LLP serves as independent public accountants for the Fund. PricewaterhouseCoopers LLP has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP is expected to be available at the Special Meeting, should questions arise.

Share Ownership

The following table sets forth information regarding the beneficial ownership of the Fund's outstanding shares as of the Record Date by (i) the directors and executive officers of the Fund and (ii) the directors and executive officers of the Fund as a group. Directors deemed to be "interested persons" of the Fund for purposes of the 1940 Act are indicated by an asterisk (*).

 Name, Date of Birth, and       Position(s) Held     Principal Occupation           Number
        Address(1)                  With Fund       and Other Affiliations       of Shares(2)       Percentage
        ----------                  ---------       ----------------------       ------------       ----------

(1) The address of each person listed in the table above is c/o Strong Funds, P.O. Box 2936, Milwaukee, WI 53201.
(2)  Full shares of the Fund owned beneficially as of September 28, 2001.

The following table sets forth information regarding the beneficial ownership of the Fund's outstanding shares as of the Record Date by persons who are known by the Fund to beneficially own more than 5% of the Fund's outstanding shares.

Name and Address of Owner           Number of Shares (1)           Percentage
-------------------------           --------------------           ----------

(1)  Full shares of the Fund owned beneficially as of September 28, 2001.

                    FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Fund is generally not required to hold annual meetings of shareholders and the Fund generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the 1940 Act. By observing this policy, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Fund hereafter called should send the proposal to the Secretary of the Fund at the Fund's principal offices. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required.


                                 By Order of the Board of Directors,



                                 Elizabeth N. Cohernour
                                 Vice President and Secretary


Menomonee Falls, Wisconsin
[October 11, 2001]

                                    ANNEX A

                      FORM OF PROPOSED ADVISORY AGREEMENT

     THIS AGREEMENT is made and entered into on July 23, 2001, and as amended and restated on December __, 2001, between STRONG CONSERVATIVE EQUITY FUNDS, INC., a Wisconsin corporation (the "Corporation"), and STRONG CAPITAL MANAGEMENT, INC., a Wisconsin corporation (the "Adviser");

                                   WITNESSETH

     WHEREAS, the Corporation is an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Corporation is authorized to create separate series, each with its own separate investment portfolio; and

     WHEREAS, the Corporation desires to retain the Adviser, which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, to act as investment adviser for each series of the Corporation listed in Schedule A attached hereto, and to manage each of their assets;

     NOW, THEREFORE, the Corporation and the Adviser do mutually agree and promise as follows:

     1.   Employment. The Corporation hereby appoints Adviser as investment
          ----------
adviser for each series of the Corporation listed on Schedule A attached hereto (a "Portfolio" or collectively, the "Portfolios"), and Adviser accepts such appointment. Subject to the supervision of the Board of Directors of the Corporation and the terms of this Agreement, the Adviser shall act as investment adviser for and manage the investment and reinvestment of the assets of any Portfolio. The Adviser is hereby authorized to delegate some or all of its services subject to necessary approval, which includes without limitation, the delegation of its investment adviser duties hereunder to a subadvisor pursuant to a written agreement (a "Subadvisory Agreement") under which the subadvisor shall furnish the services specified therein to the Adviser. The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to a Subadvisory Agreement. The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Directors of the Corporation and in compliance with such policies as the Board of Directors may from time to time establish, and in compliance with the objectives, policies, and limitations for each Portfolio set forth in such Portfolio's prospectus(es) and statement of additional information, as amended from time to time, and applicable laws and regulations. The Adviser shall (i) provide for use by the Corporation, at the Adviser's expense, office space and all necessary office facilities, equipment and personnel for servicing the investments of each Portfolio, (ii) pay the salaries and fees of all officers and directors of the Corporation who are "interested persons" of the Adviser as such term is defined under the 1940 Act, and (iii) pay for all clerical services relating to research, statistical and investment work.

     2.   Allocation of Portfolio Brokerage. The Adviser is authorized, subject
          ---------------------------------
to the supervision of the Board of Directors of the Corporation, to place orders for the purchase and sale of securities and to negotiate commissions to be paid on such transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Portfolios and is directed to use its best efforts to obtain the best net results as described in the Portfolios' statements of additional information. The Adviser may, on behalf of each Portfolio, pay brokerage commissions to a broker which provides brokerage and research services to the Adviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to a Portfolio and the accounts as to which the Adviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and other applicable state and federal laws, and (iii) in the opinion of the Adviser, the total commissions paid by a Portfolio will be reasonable in relation to the benefits to such Portfolio over the long term.

     3.   Expenses. Each Portfolio will pay all its expenses and the Portfolio's
          --------
allocable share of the Corporation's expenses, other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by a Portfolio shall include, without limitation, interest charges, taxes, brokerage commissions and similar expenses, distribution and shareholder servicing expenses, expenses of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, expenses of printing and distributing prospectuses to existing shareholders, charges of custodians (including sums as custodian and for keeping books and similar services of the Portfolios), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, clerical services related to recordkeeping and shareholder relations, printing of share certificates, fees for directors who are not "interested persons" of the Adviser, and other expenses not expressly assumed by the Adviser under Paragraph 1 above. Notwithstanding the foregoing, the Adviser will not bear expenses of the Corporation or any Portfolio which would result in the Corporation's inability to qualify as a regulated investment company under the provisions of the Internal Revenue Code.

     4.   Authority of Adviser. The Adviser shall for all purposes herein be
          --------------------
considered an independent contractor and shall not, unless expressly authorized and empowered by the Corporation or any Portfolio, have authority to act for or represent the Corporation or any Portfolio in any way, form or manner. Any authority granted by the Corporation on behalf of itself or any Portfolio to the Adviser shall be in the form of a resolution or resolutions adopted by the Board of Directors of the Corporation.

     5.   Compensation of Adviser. For the services to be furnished by the
          -----------------------
Adviser hereunder, each Portfolio listed in Schedule A shall pay the Adviser, and the Adviser agrees to accept as full compensation for all services rendered hereunder, an Advisory Fee. The Advisory Fee shall be calculated by applying a daily rate, based on the annual percentage rates as set forth in Schedule B of the net asset value of the Portfolio determined and payable as of the close of business on each business day. Notwithstanding the foregoing, if a Portfolio is managed pursuant to a Subadvisory Agreement that pays different subadvisory fees based on whether or not the subadvisor meets certain performance criteria (as defined in the Subadvisory Agreement), then the Adviser shall adjust its Advisory Fee as follows: (i) if the subadvisor meets the performance criteria, then the Advisory Fee shall not be adjusted; or (ii) if the subadvisor does not meet the performance criteria, the Advisory Fee shall be reduced by an amount equal to the difference between the subadvisory fee that would have been paid to the subadvisor had the subadvisor met the performance criteria, and the actual subadvisory fee paid to the subadvisor.

If such Portfolio later ceases to be managed pursuant to a Subadvisory Agreement, then the Advisory Fee payable pursuant to this Agreement shall not be adjusted as described in the immediately preceding sentence.

     6.   Rights and Powers of Adviser. The Adviser's rights and powers with
          ----------------------------
respect to acting for and on behalf of the Corporation or any Portfolio, including the rights and powers of the Adviser's officers and directors, shall be as follows:

          (a) Directors, officers, agents and shareholders of the Corporation are or may at any time or times be interested in the Adviser as officers, directors, agents, shareholders or otherwise. Correspondingly, directors, officers, agents and shareholders of the Adviser are or may at any time or times be interested in the Corporation as directors, officers, agents and as shareholders or otherwise, but nothing herein shall be deemed to require the Corporation to take any action contrary to its Articles of Incorporation or any applicable statute or regulation. The Adviser shall, if it so elects, also have the right to be a shareholder in any Portfolio.

          (b) Except for initial investments in a Portfolio, not in excess of $100,000 in the aggregate for the Corporation, the Adviser shall not take any long or short positions in the shares of the Portfolios and that insofar as it can control the situation it shall prevent any and all of its officers, directors, agents or shareholders from taking any long or short position in the shares of the Portfolios. This prohibition shall not in any way be considered to prevent the Adviser or an officer, director, agent or shareholder of the Adviser from purchasing and owning shares of any of the Portfolios for investment purposes. The Adviser shall notify the Corporation of any sales of shares of any Portfolio made by the Adviser within two months after purchase by the Adviser of shares of any Portfolio.

          (c) The services of the Adviser to each Portfolio and the Corporation are not to be deemed exclusive and Adviser shall be free to render similar services to others as long as its services for others does not in any way hinder, preclude or prevent the Adviser from performing its duties and obligations under this Agreement. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Corporation or to any of the Portfolios or to any shareholder for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     7.   Duration and Termination. The following shall apply with respect
          ------------------------
to the duration and termination of this Agreement:

          (a) This Agreement shall begin for each Portfolio as of the date this Agreement is first executed and shall continue in effect for two years. With respect to each Portfolio added by execution of an Addendum to Schedule A, the term of this Agreement shall begin on the date of such execution and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect to the date two years after such execution. Thereafter, in each case, this Agreement shall remain in effect, for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by (i) either the Board of Directors of the Corporation or a majority of a

     Portfolio's outstanding voting securities, and in either case (ii) a majority of the Directors who are not parties to this Agreement or interested persons of any such party (other than as Directors of the Corporation), cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Portfolio in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation with respect to that Portfolio. Prior to voting on the renewal of this Agreement, the Board of Directors of the Corporation may request and evaluate, and the Adviser shall furnish, such information as may reasonably be necessary to enable the Corporation's Board of Directors to evaluate the terms of this Agreement.

          (b) Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to any Portfolio, without payment of any penalty, by affirmative vote of a majority of the Board of Directors of the Corporation, or by vote of a majority of the outstanding voting securities of that Portfolio, as defined in Section 2(a)(42) of the 1940 Act, or by the Adviser, in each case, upon sixty (60) days' written notice to the other party and shall terminate automatically in the event of its assignment.

     8.   Amendment. This Agreement may be amended by mutual consent of the
          ---------
parties, provided that the terms of each such amendment shall be approved by the vote of a majority of the Board of Directors of the Corporation, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party to this Agreement (other than as Directors of the Corporation) cast in person at a meeting called for that purpose, and, where required by Section 15(a)(2) of the 1940 Act, on behalf of a Portfolio by a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) of such Portfolio. If such amendment is proposed in order to comply with the recommendations or requirements of the Securities and Exchange Commission or state regulatory bodies or other governmental authority, or to obtain any advantage under state or federal laws, the Corporation shall notify the Adviser of the form of amendment which it deems necessary or advisable and the reasons therefor, and if the Adviser declines to assent to such amendment, the Corporation may terminate this Agreement forthwith.

     9.   Notice. Any notice that is required to be given by the parties to each
          ------
other under the terms of this Agreement shall be in writing, addressed and delivered, or mailed postpaid to the other party at the principal place of business of such party.

     10.  Assignment. This Agreement shall neither be assignable nor subject to
          ----------
pledge or hypothecation and in the event of assignment, pledge or hypothecation shall automatically terminate. For purposes of determining whether an "assignment" has occurred, the definition of "assignment" in Section 2(a)(4) of the 1940 Act, or any rules or regulations promulgated thereunder, shall control.

     11.  Reports. The Corporation and the Adviser agree to furnish to each
          -------
other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     12.  Use of the Adviser's Name. The Corporation shall not use the name of
          -------------------------
the Adviser in any prospectus, sales literature or other material relating to the Portfolios in a manner not approved by the Adviser prior thereto; provided,
                                                                      --------
however, that the approval of the Adviser
-------
shall not be required for any use of its name which merely refers in accurate and factual terms to its appointment hereunder or which is required by the SEC or any state securities authority or any other appropriate regulatory, governmental or judicial authority; provided, further, that in no event shall
                                    --------  -------
such approval be unreasonably withheld or delayed.

     13.  Certain Records. Any records required to be maintained and preserved
          ---------------
pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Corporation are the property of the Corporation and will be surrendered promptly to the Corporation on request.

     14.  Severability. If any provision of this Agreement shall be held or
          ------------
made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     15.  Governing Law. This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Wisconsin and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Wisconsin, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the day and year first stated above.

Attest:                       Strong Capital Management, Inc.

__________________________    _________________________________________________
Kerry A. Jung                 Susan A. Hollister, Assistant Executive Vice
                              President and Assistant Secretary

Attest:                       Strong Conservative Equity Funds, Inc.

__________________________    ________________________________________________
Kerry A. Jung                 Susan A. Hollister, Vice President and Assistant
                              Secretary

                                   SCHEDULE A

     The Portfolio(s) of the Corporation currently subject to this Agreement are as follows:

                                                           Date of Addition
Portfolio(s)                                               to this Agreement
------------                                               -----------------
Strong Advisor U.S. Value Fund                            July 23, 2001
Strong Dividend Income Fund (formerly Strong
American Utilities Fund)                                  December __, 2001
Strong Blue Chip Fund                                     July 23, 2001
Strong Energy Fund                                        July 23, 2001
Strong Growth and Income Fund                             July 23, 2001


Attest:                       Strong Capital Management, Inc.

_________________________     ___________________________________________
Kerry A. Jung                 Susan A. Hollister, Assistant Executive Vice
                              President and Assistant Secretary

Attest:                       Strong Conservative Equity Funds, Inc.


_________________________     ___________________________________________
Kerry A. Jung                 Susan A. Hollister, Vice President and
                              Assistant Secretary

                                   SCHEDULE B

     Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

                                                  Current Annual Management Fee Rate
                                 -------------------------------------------------------------------
                                                       Average Daily Net Assets
                                 -------------------------------------------------------------------
Fund                                 For assets under        For the next         For assets  of
                                        $4 billion       $2 billion in assets  $6 billion and above
----------------------------------------------------------------------------------------------------
Strong Advisor U.S. Value Fund             0.75%                  0.75%                0.75%
Strong Dividend Income Fund
(formerly Strong American Utilities        0.70%                 0.675%                0.65%
Fund)
Strong Blue Chip Fund                      0.50%                  0.50%                0.50%
Strong Energy Fund                         0.75%                 0.725%                0.70%
Strong Growth and Income Fund              0.55%                 0.55 %                0.55%


Attest:                       Strong Capital Management, Inc.

_________________________     ______________________________________________
Kerry A. Jung                 Susan A. Hollister, Assistant Executive Vice
                              President and Assistant Secretary


Attest:                       Strong Conservative Equity Funds, Inc.

_________________________     ______________________________________________
Kerry A. Jung                 Susan A. Hollister, Vice President and
                              Assistant Secretary

                                    ANNEX B

                    FORM OF PROPOSED SUBADVISORY AGREEMENT
                         WITH W. H. REAVES & CO., INC.

     THIS AGREEMENT is made and entered into as of December __, 2001 between STRONG CAPITAL MANAGEMENT, INC. (the "Adviser"), a Wisconsin corporation registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and W.H. REAVES & CO., INC. (the "Subadviser"), a Delaware corporation registered under the Advisers Act.

                                  WITNESSETH:

     WHEREAS, Strong Dividend Income Fund (formerly Strong American Utilities
Fund) (the "Fund"), a series of Strong Conservative Equity Funds, Inc., a Wisconsin corporation, is registered with the U.S. Securities and Exchange Commission (the "Commission") as a series fund of an open-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act");

     WHEREAS, the Fund has, pursuant to an Advisory Agreement with the Adviser dated as of December 8, 2001 (the "Advisory Agreement"), retained the Adviser to act as investment adviser for and to manage its assets;

     WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the Investment Company Act; and

     WHEREAS, the Adviser desires to retain the Subadviser as subadviser for the Fund to act as investment adviser for and to manage the Fund's Investments (as defined below) and the Subadviser desires to render such services.

     NOW, THEREFORE, the Adviser and Subadviser do mutually agree and promise as follows:

     1.   Appointment as Subadviser.  The Adviser hereby retains the Subadviser
          -------------------------
to act as investment adviser for and to manage certain assets of the Fund subject to the supervision of the Adviser and the Board of Directors of the Fund and subject to the terms of this Agreement; and the Subadviser hereby accepts such employment. In such capacity, the Subadviser shall be responsible for the Fund's Investments.

     2.   Duties of Subadviser.
          --------------------

          (a)  Investments.  The Subadviser is hereby authorized and directed
               -----------
     and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund's current prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the "Prospectus") and subject to the directions of the Adviser and the Fund's Board of Directors, to purchase, hold and sell investments for the account of the Fund (hereinafter "Investments") and to monitor on a continuous basis the performance of such Investments.

          (b)  Allocation of Brokerage.  The Subadviser is authorized, subject
               -----------------------
     to the supervision of the Adviser and the Board of Directors of the Fund, to place orders for the purchase and sale of the Fund's Investments with or through such persons, brokers or dealers, including the Subadviser or affiliates thereof, and to negotiate commissions to be paid on such transactions in accordance with the Fund's policy with respect to brokerage as set forth in the Prospectus. The Subadviser may, on behalf of the Fund, pay brokerage commissions to a broker which provides brokerage and research services to the Subadviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Subadviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Subadviser's overall responsibilities with respect to the Fund and the accounts as to which the Subadviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and (iii) in the opinion of the Subadviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. It is recognized that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

          (c)  Securities Transactions.  The Subadviser and any affiliated
               -----------------------
     person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided,
                                                               --------
     however, the Subadviser may purchase securities or other instruments from
     -------
     or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the Investment Company Act and the Advisers Act and the rules and regulations promulgated thereunder.

         The Subadviser agrees to observe and comply with Rule 17j-1 under the Investment Company Act and the Fund's Code of Ethics, as the same may be amended from time to time (or, in the case of the Fund's Code of Ethics, to adopt or have adopted a Code of Ethics that complies in all material respects with the requirements of the Fund's Code of Ethics). The Subadviser will make available to the Adviser or the Fund at any time upon request, including facsimile without delay, during any business day any reports required to be made by the Subadviser pursuant to Rule 17j-1 under the Investment Company Act.

          (d)  Books and Records.  The Subadviser will maintain all books and
               -----------------
     records required to be maintained pursuant to the Investment Company Act and the rules and regulations promulgated thereunder with respect to transactions made by it on behalf of the Fund including, without limitation, the books and records required by Subsections (b)(1), (5), (6), (8), (9) and (10) and Subsection (f) of Rule 31a-1 under the Investment Company Act and shall timely furnish to the Adviser all information relating to the Subadviser's services hereunder needed by the Adviser to keep such other books and records of the Fund required by Rule 31a-1 under the Investment Company Act. The Subadviser will also preserve all such books and records for the periods prescribed in Rule 31a-2 under the Investment Company Act, and agrees that such books and records shall remain the sole property of the Fund and shall be immediately surrendered to the Fund upon request. The Subadviser further agrees that all books and records maintained hereunder shall be made available to the Fund or the Adviser at any time upon request, including facsimile without delay, during any business day.

          (e)  Information Concerning Investments and Subadviser.  From time
               -------------------------------------------------
     to time as the Adviser or the Fund may request, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on Investments held in the portfolio, all in such detail as the Adviser or the Fund may request. The Subadviser will also provide the Fund and the Adviser on a regular basis with economic and investment analyses and reports or other investment services normally available to institutional or other clients of the Subadviser.

         The Subadviser will make available its officers and employees to meet with the Fund's Board of Directors at the Fund's principal place of business on due notice to review the Investments of the Fund (through quarterly telephone presentations and, if necessary, in-person presentation once per year). The Subadviser further agrees to inform the Fund and the Adviser on a current basis of changes in investment strategy, tactics or key personnel.

         The Subadviser will also provide such information or perform such additional acts as are customarily performed by a subadviser and may be required for the Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the "Code"), the Investment Company Act, the Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any state securities laws, and any rule or regulation thereunder.

          (f)  Custody Arrangements.  The Subadviser acknowledges receipt of the
               --------------------
     Custody Agreement dated as of June 10, 1993, for the Fund and agrees to comply at all times with all requirements relating to such arrangements. The Subadviser shall provide the Adviser, and the Adviser shall provide the Fund's custodian, on each business day with information relating to all transactions concerning the Fund's assets.

          (g)  Adviser Representatives.  The Subadviser shall include at least
               -----------------------
     two (2) representatives of the Adviser, as specified by the Adviser, in the list of individuals authorized to give directions (without restrictions of any kind) to brokers and dealers utilized by the Subadviser to execute portfolio transactions for the Fund and custodians or depositories that hold securities or other assets of the Fund at any time. Subadviser shall have no liability or responsibility for the actions of such representatives of the Adviser. For so long as this Agreement is in effect, the Adviser will not issue any instructions under this provision without prior notice to the Subadviser.

               (h)  Compliance with Applicable Laws and Governing Documents.
                    -------------------------------------------------------
     The Subadviser agrees that in all matters relating to its performance under this Agreement, the Subadviser and its directors, officers, partners, employees and interested persons, will act in accordance with all applicable laws, including, without limitation, the Investment Company Act, the Advisers Act, the Code, the Public Utility Holding Company Act of 1935, the Commodity Exchange Act, as amended (the "CEA"), if applicable, and state securities laws, and any rules and regulations promulgated thereunder. The Subadviser further agrees to act in accordance with the Fund's Articles of Incorporation, By-Laws, currently effective registration statement under the Investment Company Act, including any amendments or supplements thereto, and Notice of Eligibility under Rule 4.5 of the CEA, if applicable, (collectively, "Governing Instruments and Regulatory Filings") and any instructions or directions of the Fund, its Board of Directors or the Adviser.

               The Subadviser acknowledges receipt of the Fund's Governing Instruments and Regulatory Filings. The Adviser hereby agrees to provide to the Subadviser any amendments, supplements or other changes to the Governing Instruments and Regulatory Filings as soon as practicable after such materials become available and, upon receipt by the Subadviser, the Subadviser will act in accordance with such amended, supplemented or otherwise changed Governing Instruments and Regulatory Filings.

               (i)  Fund's Name; Adviser's Name; Subadviser's Name.  The
                    ----------------------------------------------
     Subadviser agrees that it shall have no rights of any kind relating to the Fund's name ("Strong Dividend Income Fund" and the former name, "Strong American Utilities Fund") or in the name "Strong" as it is used in connection with investment products, services or otherwise, and that it shall make no use of such names without the express written consent of the Fund or the Adviser, as the case may be. The Adviser agrees that it shall have no rights of any kind relating to the Subadviser's name as it is used in connection with investment products, services or otherwise, and that it shall make no use of such name without the express written consent of the Subadviser.

               (j)  Voting of Proxies.  The Subadviser shall direct the
                    -----------------
     custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Fund.

          3.   Services Exclusive.
               ------------------

               (a)  Exclusive Investment Advice.  Except as provided in
                    ---------------------------
     Subsection (b) of this Section 3 or as otherwise agreed to in writing by the Adviser, during the term of this Agreement, as provided in Section 13 hereof, and for a period of six (6) months after the date the Subadviser gives notice to the Adviser of its intention to terminate this Agreement or six (6) months after the date the Adviser gives notice to the Subadviser of its intention to terminate this Agreement, the Subadviser (which for purposes of this Section 3 shall also include any successors to the Subadviser), and any person or entity controlled by, or under common control with, the Subadviser, shall not act as investment adviser or subadviser, or otherwise render investment advice to, or sponsor, promote or distribute, any investment company or comparable entity registered under the Investment Company Act or other investment fund consisting of more than 100 investors that is offered publicly but is not subject to the registration requirements of the Investment Company Act that is substantially similar to the Fund. For purposes hereof, BMC Fund, Inc. and Wall Street Preferred Money Managers are not, as such accounts are presently operating and managed by the Subadviser, substantially similar to the Fund.

               (b)  Exceptions.  The Subadviser may, except as provided in
                    ----------
     Subsection (a) of this Section 3, act as investment adviser for non-investment company clients; provided, however, that such services for
                                 --------  -------
     others shall not in any way hinder, impair, preclude or prevent the Subadviser from performing its duties and obligations under this Agreement and that whenever the Fund and one or more other accounts advised by the Subadviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures that are equitable for each account. Similarly, opportunities to sell securities will be allocated in an equitable manner.

          4.   Non-Competition.  The Subadviser and any person or entity
               ---------------
controlled by the Subadviser will not in any manner sponsor, promote or distribute any new investment product or service substantially similar to the Fund, as such phrase is used in Section 3 hereof, for the period that the Subadviser is required to provide exclusive services to the Fund pursuant to
Section 3 hereof, without the prior written consent of the Adviser.

          5.   Independent Contractor.  In the performance of its duties
               ----------------------
hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

          6.   Compensation.  The Adviser shall pay to the Subadviser a fee for
               ------------
its services hereunder (the "Subadvisory Fee"), computed and paid monthly, based on the net asset value of the Fund in accordance with the following schedule, subject to adjustment as provided in Subsection (b) of this Section 6:

               (a)  Fee Rate Schedule (the "Schedule"):
                    ------------------

-------------------------------------------------------------------------------------------------
                                                                                    Annual
Asset Level                                                                     Subadvisory Fee
-------------------------------------------------------------------------------------------------
First $200 million                                                                  0.585%
-------------------------------------------------------------------------------------------------
On the next $100 million between $200 million and $300 million                       0.36%
-------------------------------------------------------------------------------------------------
On the next $300 million between $300 million and $600 million                       0.27%
-------------------------------------------------------------------------------------------------
On the next $200 million between $600 million and $800 million                      0.225%
-------------------------------------------------------------------------------------------------
On the next $200 million between $800 million and $1.0 billion                       0.18%
-------------------------------------------------------------------------------------------------
On the next $500 million between $1.0 billion and $1.5 billion                       0.16%
-------------------------------------------------------------------------------------------------
On the next $500 million between $1.5 billion and $2.0 billion                      0.135%
-------------------------------------------------------------------------------------------------
On the next $500 million between $2.0 billion and $2.5 billion                      0.115%
-------------------------------------------------------------------------------------------------
On assets over $2.5 billion                                                          0.09%
-------------------------------------------------------------------------------------------------

               (b)  Adjustment of Subadvisory Fee.  Notwithstanding the
                    -----------------------------
     foregoing, the Subadvisory Fee shall be subject to adjustment upward or downward depending upon the Fund's performance compared to a benchmark (the "Benchmark"). The Benchmark will be 90% of the performance of the Russell 1000 Value Index. If the Fund's performance is equal to or greater than the performance of the Benchmark for a given period, as provided in Subsection
     (e) of this Section 6, then the Subadvisory Fee shall be adjusted upward by 11% (rounded to the nearest two decimal places). However, if the Fund's performance is less than the performance of the Benchmark for a given period, as provided in Subsection (e) of this Section 6, then the Subadvisory Fee shall be adjusted downward by 11% (rounded to the nearest two decimal places). The adjusted Subadvisory Fees are summarized in the table below:

--------------------------------------------------------------------------------------------------------------------
                                                    Annual Subadvisory Fee               Annual Subadvisory Fee
                                              if Fund's Performance is Equal to      if Fund's Performance is Less
                                                     or Greater Than the                  Than the Benchmark's
Asset Level                                        Benchmark's Performance                     Performance
--------------------------------------------------------------------------------------------------------------------
First $200 million                                         0.65%                               0.52%
--------------------------------------------------------------------------------------------------------------------
On the next $100 million between $200
million and $300 million                                   0.40%                               0.32%
--------------------------------------------------------------------------------------------------------------------
On the next $300 million between $300
million and $600 million                                   0.30%                               0.24%
--------------------------------------------------------------------------------------------------------------------
On the next $200 million between $600
million and $800 million                                   0.25%                               0.20%
--------------------------------------------------------------------------------------------------------------------
On the next $200 million between $800
million and $1.0 billion                                   0.20%                               0.16%
--------------------------------------------------------------------------------------------------------------------
On the next $500 million between $1.0
billion and $1.5 billion                                   0.18%                               0.14%
--------------------------------------------------------------------------------------------------------------------
On the next $500 million between $1.5
billion and $2.0 billion                                   0.15%                               0.12%
--------------------------------------------------------------------------------------------------------------------
On the next $500 million between $2.0
billion and $2.5 billion                                   0.13%                               0.10%
--------------------------------------------------------------------------------------------------------------------
On assets over $2.5 billion                                0.10%                               0.08%
--------------------------------------------------------------------------------------------------------------------

               (c) The Adviser and the Subadviser shall share, in proportion to the fees they receive under their respective Fund advisory or subadvisory agreement, in the amount of payments the Adviser is obligated to make to third party intermediaries who provide various administrative services for Fund shareholders who invest through them.

               (d)  Most Favored Client Compensation Disclosure.  In the event
                    -------------------------------------------
     the Subadviser charges any of its similarly situated mutual fund advisory or subadvisory clients on a more favorable compensation basis, the Subadviser shall immediately notify and fully disclose to the Adviser the nature and exact terms of such arrangement.

               (e)  Method of Computation; Payment.  The Subadvisory Fee shall
                    ------------------------------
     be accrued for each calendar day the Subadviser renders subadvisory services hereunder and the sum of the daily fee accruals shall be paid monthly to the Subadviser as soon as practicable following the last day of each month, by wire transfer if so requested by the Subadviser, but no later than eight (8) calendar days thereafter. The daily fee accruals will be computed by multiplying the fraction of one (1) over the number of calendar days in the year by the annual rate as described in Subsection
     (a), but adjusted as provided in Subsection (b), of this Section 6 and multiplying the product by the net asset value of the Fund as determined in accordance with the Prospectus as of the close of business on the previous business day on which the Fund was open for business.

     During the first year of this Agreement, the Adviser shall pay the Subadviser as follows:

          (i) For each of the first two months, the Adviser will pay the Subadviser 11% less (rounded to the nearest two decimal places) than the fees in the

                Schedule. At the end of the third month, if the Fund's performance for the entire three-month period is equal to or greater than the performance of the Benchmark for that three-month period, then the Adviser will pay the Subadviser an amount so that the Subadviser's total compensation for the first three months, on a per month basis, will be 11% more (rounded to the nearest two decimal places) than the fees in the Schedule for that time period.

          (ii) At the end of the fourth month, the Fund's performance for the cumulative four month period will be compared to the Benchmark's performance for that same time period. If the Fund's performance is equal to or greater than the Benchmark's performance, then the Subadviser will be paid 11% more (rounded to the nearest two decimal places) than the fees in the Schedule and if the Fund's performance is less than the Benchmark's performance, then the Subadviser will be paid 11% less (rounded to the nearest two decimal places) than the fees in the Schedule. The Subadviser will be paid in this manner through the first eleven months by comparing the cumulative performance of the Fund against the cumulative performance of the Benchmark through the end of each calculation month.

     After the first twelve months of operation under this Agreement, the Adviser will pay the Subadviser a fee at the end of each month as follows:

          (i) The twelve month performance of the Fund at the end of a given month will be compared against the twelve month performance of the Benchmark for that same time period.

          (ii) If the performance of the Fund is equal to or greater than the performance of the Benchmark for that twelve month period, the Adviser will pay the Subadviser a fee that is 11% more (rounded to the nearest two decimal places) than the fees in the Schedule.

          (iii) If the performance of the Fund is less than the performance of the benchmark for that twelve month period, the Adviser will pay the Subadviser a fee that is 11% less (rounded to the nearest two decimal places) than the fees in the Schedule.

          7.    Expenses.  The Subadviser shall bear all expenses incurred by it
                --------
in connection with its services under this Agreement and will, from time to time, at its sole expense employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties hereunder.

          8.    Representations and Warranties of Subadviser.  The Subadviser
                --------------------------------------------
represents and warrants to the Adviser and the Fund as follows:

                (a) The Subadviser is registered as an investment adviser under the Advisers Act;

               (b) The Subadviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association (the "NFA"), if applicable;

               (c) The Subadviser is a corporation duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

               (d) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary action on the part of its shareholders, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

               (e) This Agreement is a valid and binding agreement of the Subadviser;

               (f) The Subadviser and any affiliated person of the Subadviser have not:

                    (i) within 10 years from the date hereof been convicted of any felony or misdemeanor involving the purchase or sale of any securities or arising out of the conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the CEA, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the CEA; or

                    (ii) by reason of any misconduct, been permanently or temporarily enjoined by an order, judgment or decree of any court of competent jurisdiction or other governmental authority from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the CEA, or an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the CEA or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security; or

                    (iii) been a party to litigation or other adversarial proceedings involving any former or current client that is material to the Subadviser's business;

               (g) The Form ADV of the Subadviser attached hereto as Exhibit A is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

               (h) The Subadviser's audited financial statements attached hereto as Exhibit B for the fiscal years ended November 30, 2000, 1999 and 1998 are true and complete copies of the Subadviser's financial statements, are accurate and complete in all material respects and do not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

     (i) The Subadviser's Code of Ethics attached hereto as Exhibit C has been duly adopted by the Subadviser, meets the requirements of Rule 17j-1 under the Investment Company Act and such code has been complied with and no violation has occurred.

          9.   Representations and Warranties of Adviser. The Adviser represents
               -----------------------------------------
and warrants to the Subadviser as follows:

               (a) The Adviser is registered as an investment adviser under the Advisers Act;

               (b)  The Adviser has filed a notice of exemption pursuant to Rule
     4.14 under the CEA with the CFTC and the NFA;

               (c) The Adviser is a corporation duly organized and validly existing under the laws of the State of Wisconsin with the power to own and possess its assets and carry on its business as it is now being conducted;

               (d) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its shareholders, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

               (e) This Agreement is a valid and binding agreement of the Adviser;

               (f) The Adviser and any affiliated person of the Adviser have not:

                    (i) within 10 years from the date hereof been convicted of any felony or misdemeanor involving the purchase or sale of any securities or arising out of the conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the CEA, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the CEA; or

                    (ii) by reason of any misconduct, been permanently or temporarily enjoined by an order, judgment or decree of any court of competent jurisdiction or other governmental authority from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the CEA, or an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the CEA or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security; or

                    (iii) been a party to litigation or other adversarial proceedings involving any former or current client that is material to the Adviser's business;

               (g) The Form ADV of the Adviser attached hereto as Exhibit E is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

               (h) The Adviser acknowledges that it received a copy of the Subadviser's Form ADV at least 48 hours prior to the execution of this Agreement.

          10.  Survival of Representations and Warranties; Duty to Update
               ----------------------------------------------------------
Information.  All representations and warranties made by the Subadviser and the
-----------
Adviser pursuant to Sections 8 and 9 hereof shall survive for the duration of this Agreement and the parties hereto shall immediately notify, but in no event later than five (5) business days, each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true. In addition, the Subadviser will deliver to the Adviser and the Fund copies of any amendments, supplements or updates to any of the information provided to the Adviser and attached as exhibits hereto within fifteen (15) days after becoming available. Within forty-five (45) days after the end of each calendar year during the term hereof, the Subadviser shall certify to the Adviser that it has complied with the requirements of Rule 17j-1 under the Investment Company Act with regard to its duties hereunder during the prior year and that there has been no violation of the Subadviser's Code of Ethics with respect to the Fund or in respect of any matter or circumstance that is material to the performance of the Subadviser's duties hereunder or, if such violation has occurred, that appropriate action was taken in response to such violation.

          11.  Liability and Indemnification.
               -----------------------------

               (a)  Liability.  In the absence of willful misfeasance, bad faith
                    ---------
     or negligence on the part of the Subadviser or a breach of its duties hereunder, the Subadviser shall not be subject to any liability to the Adviser or the Fund or any of the Fund's shareholders, and, in the absence of willful misfeasance, bad faith or negligence on the part of the Adviser or a breach of its duties hereunder, the Adviser shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments; provided,
                                                                --------
     however, that nothing herein shall
     -------
     relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA.

               (b)  Indemnification.  The Subadviser shall indemnify the Adviser
                    ---------------
     and the Fund, and their respective officers and directors, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, negligence, breach of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA. The Adviser shall indemnify the Subadviser and its officers and directors, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Adviser's willful misfeasance, bad faith, negligence, breach of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

          12.  Duration and Termination.
               ------------------------

               (a)  Duration.  This Agreement shall be submitted for approval by
                    --------
     shareholders of the Fund at the first meeting of shareholders of the Fund following the effective date of its Registration Statement on Form N-1A covering the initial offering of shares of the Fund. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year if specifically approved each year by either (i) the Board of Directors of the Fund, or (ii) by the affirmative vote of a majority of the Fund's outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Fund's directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board of Directors of the Fund may request and evaluate, and the Subadviser shall furnish, such information as may reasonably be necessary to enable the Fund's Board of Directors to evaluate the terms of this Agreement.

               (b)  Termination.  Notwithstanding whatever may be provided
                    -----------
     herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

                    (i) By vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case, upon sixty
          (60) days' written notice to the Subadviser;

                    (ii) By the Adviser upon breach by the Subadviser of any representation or warranty contained in Section 8 hereof, which shall not have been cured during the notice period, upon twenty (20) days written notice;

                    (iii) By the Adviser immediately upon written notice to the Subadviser if the Subadviser becomes unable to discharge its duties and obligations under this Agreement; or

                    (iv) By the Subadviser upon 180 days written notice to the Adviser and the Fund.

     This Agreement shall terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act).

          13.  Duties of the Adviser.  The Adviser shall continue to have
               ---------------------
responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

          14.  Amendment.  This Agreement may be amended by mutual consent of
               ---------
the parties, provided that the terms of each such amendment shall be approved by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. If such amendment is proposed in order to comply with the recommendations or requirements of the Commission or state regulatory bodies or other governmental authority, or to expressly obtain any advantage under federal or state or non-U.S. laws, the Adviser shall notify the Subadviser of the form of amendment which it deems necessary or advisable and the reasons therefor, and if the Subadviser declines to assent to such amendment, the Adviser may terminate this Agreement forthwith.

          15.  Confidentiality.  Subject to the duties of the Adviser, the Fund
               ---------------
and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof.

          16.  Notice.  Any notice that is required to be given by the parties
               ------
to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

               (a)  If to the Adviser:

                    Strong Capital Management, Inc.
                    100 Heritage Reserve
                    Menomonee Falls, Wisconsin 53051
                    Attention: General Counsel
                    Facsimile: (414) 359-3948

               (b)  If to the Subadviser:

                    W.H. Reaves & Co., Inc.
                    10 Exchange Place
                    Jersey City, N. J. 07302
                    Attention: Mr. Lloyd R. Karp
                    Facsimile: (201) 332-8593

               (c)  If to the Fund:

                    Strong Dividend Income Fund
                    c/o Strong Capital Management, Inc.
                    100 Heritage Reserve
                    Menomonee Falls, Wisconsin 53051
                    Attention: General Counsel
                    Facsimile: (414) 359-3948

          17.  Governing Law; Jurisdiction.  This Agreement shall be governed by
               ---------------------------
and construed in accordance with the internal laws of the State of Wisconsin and the Subadviser consents to the exclusive jurisdiction of courts, both federal and state, and venue in Wisconsin, with respect to any dispute arising under or in connection with this Agreement.

          18.  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, all of which shall together constitute one and the same instrument.

          19.  Captions.  The captions herein are included for convenience of
               --------
reference only and shall be ignored in the construction or interpretation hereof.

          20.  Severability.  If any provision of this Agreement shall be held
               ------------
or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

          21.  Certain Definitions.
               -------------------

               (a)  "business day."  As used herein, business day means any
                     ------------
     customary business day in the United States on which the New York Stock Exchange is open.

               (b)  Miscellaneous. Any question of interpretation of any term or
                    -------------
     provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the U.S. courts or, in the absence of any controlling decisions of any such court, by rules, regulation or order of the Commission validly issued pursuant to the Investment Company Act. Specifically, as used herein, "investment company," "affiliated person," "interested person," "assignment," "broker," "dealer" and "affirmative vote of the majority of the Fund's outstanding voting securities" shall all have such meaning as such terms have in the Investment Company Act. The term "investment adviser" shall have such meaning as such term has in the Advisers Act and the Investment Company Act, and in the event of a conflict between such Acts, the most expansive definition shall control. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                              STRONG CAPITAL MANAGEMENT, INC.


                              By:    ______________________________________
                                     Name:
                                     Title


                              Attest:______________________________________
                                     Name:
                                     Title:


                              W.H. REAVES & CO., INC.
                              (the "Subadviser")


                              By:    ______________________________________
                                     Name:
                                     Title:


                              Attest:______________________________________
                                     Name:
                                     Title:

VOTE BY TOUCH-TONE PHONE OR THROUGH THE INTERNET
CALL TOLL-FREE: 1-888-221-0697 OR VISIT WWW.PROXY.STRONG.COM

                        STRONG AMERICAN UTILITIES FUND

                PROXY CARD FOR SPECIAL MEETING OF SHAREHOLDERS

       This Proxy is Being Solicited on Behalf of the Board of Directors

The undersigned hereby revokes all previous proxies and constitutes and appoints Elizabeth N. Cohernour and Gilbert L. Southwell as proxies, each with power to act without the other, and with power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of stock of the Strong American Utilities Fund ("Fund"), a series of Strong Conservative Equity Funds, Inc. ("Corporation"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund ("Special Meeting") to be held at 100 Heritage Reserve, Menomonee Falls, WI 53051 on December 7, 2001, at 8:00 a.m., Central Time, and at any adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Special Meeting of Shareholders and Proxy Statement dated [October 11, 2001], receipt of which is hereby acknowledged.


DATE: _________________________, 2001


NOTE: Please sign exactly as your name appears on this Proxy Card. If joint owners, EITHER owner may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

_____________________________________________
Signature(s)    (Title(s), if applicable)


================================================================================


                  WE NEED YOUR VOTE BEFORE [DECEMBER 7, 2001]


================================================================================

PLEASE, your vote is important and, as a shareholder, you are asked to be at the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to vote by proxy. You can do this in one of three ways: by (1) completing, signing, dating, and promptly returning this Proxy Card using the enclosed prepaid postage envelope, (2) calling our toll-free telephone number at 1-888-221-0697, or (3) voting on the Strong web site at www.proxy.strong.com. Your prompt voting by proxy will help assure a quorum at the Special Meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from personally voting your shares at the Special Meeting and you may revoke your proxy by advising the Secretary of the Fund in writing (by subsequent proxy or through the web site), or by telephone at 1-888-221-0697, of such revocation at any time before the Meeting.

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                            THANK YOU FOR YOUR TIME

                PROXY CARD FOR SPECIAL MEETING OF SHAREHOLDERS

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This proxy will be voted as specified. If no specification is made, this Proxy
Card will be voted FOR the Proposals and in the discretion of the proxies as to any other matters that may properly come before the Special Meeting.


1.  To approve the adoption of revised
    fundamental investment policies for
    the Fund.

1A. To adopt a fundamental policy concerning          FOR  [   ]    AGAINST  [   ]     ABSTAIN  [   ]
    diversification.
1B. To revise the fundamental policy concerning       FOR  [   ]    AGAINST  [   ]     ABSTAIN  [   ]
    concentration.

2.  To approve the revised advisory agreement         FOR  [   ]    AGAINST  [   ]     ABSTAIN  [   ]
    between Strong Capital Management, Inc. and the
    Corporation on behalf of the Fund.

3.  To approve the revised subadvisory agreement      FOR  [   ]    AGAINST  [   ]     ABSTAIN  [   ]
    between W. H. Reaves & Co., Inc. and Strong.

4. To vote upon any other matters which may properly come before the meeting.

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              TO BE COMPLETED AND SIGNED ON REVERSE SIDE OF CARD